Columbia High Yield Opportunity Fund
Columbia Strategic Income Fund (Funds)
77E Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of
1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.




COLUMBIA HIGH YIELD OPPORTUNITY FUND

On July 26, 2006 Columbia High Yield Opportunity Fund (Fund) purchased
305,000 par value of bonds of Verso Paper 9.125% 08/01/14 (Securities) for a Total purchase price of $305,000 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Lehman Brothers; ABN Amro; Banc of America Securities LLC; CitiGroup; Fifth Third Securities Inc.


On July 26, 2006 Columbia High Yield Opportunity Fund  (Fund) purchased
205,000 par value of bonds of Verso Paper Holdings LLC FRN (Securities) for a Total purchase price of $205,000 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Lehman Brothers; ABN Amro; Banc of America Securities LLC; CitiGroup; Fifth Third Securities Inc.


On August 1, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 730,000 par value of bonds of Ashtead Capital 9.00% 8/15/16 (Securities) for a Total purchase price of $730,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; UBS Securities LLC; Bank of America Securities LLC


On August 10, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 10,600,000 par value of bonds of Constellation Brands 7.25% 9/1/16 (Securities) for a Total purchase price of $10,496,120 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Citgroup; JP Morgan; Scotia Capital Inc.




On September 15, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 1,015,000 par value of notes of Lyondell Chemical 8.00% 9/15/14 (Securities) for a Total purchase price of $1,015,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.


On September 15, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 720,000 par value of notes of Lyondell Chemical 8.25% 9/15/16 (Securities) for a Total purchase price of $720,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.



On September 27, 2006 Colonial High Yield Opportunity Fund Fund (Fund) purchased 135,000 par value of bonds of Service Corp 7.375% 10/01/14 (Securities) for a Total purchase price of $135,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; Morgan Keegan & Co.; Raymond James & Associates Inc.



The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


On September 27, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 105,000 par value of bonds of Service Corp 7.625% 10/01/18 (Securities) for a Total purchase price of $105,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; Morgan Keegan & Co.; Raymond James & Associates Inc.



On October 5, 2006 Columbia High Yield Opportunity Fund (Fund) purchased
735,000 par value of bonds of Peabody Energy Corp 7.375% 11/01/2016 (Securities) for a Total purchase price of $735,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Morgan Stanley; ABN Amro; Banc of America Securities LLC; BMO Capital Markets; BNP Paribas Securities Corp; Calyon Securities USA Inc.; Citigroup; Credit Suisse; Greenwich Capital Markets; HSBC Securities; PNC Capital Corp; Wells Fargo Securities


On October 5, 2006 Columbia High Yield Opportunity Fund(Fund) purchased 1,545,000 par value of bonds of NXP BV 9.5% 10/15/2015 (Securities) for a Total purchase price of $1,545,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank;
Merrill Lynch International Ltd; Morgan Stanley & Co. International; ABN Amro; Bank of America; HSBC Bank PLC; Mizuho International PLC; BNP Paribas Group; Rabobank International



On October 16, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 495,000 par value of bonds of West Corp 11.00% 10/15/2016 (Securities) for a Total purchase price of $495,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America Securities LLC; Deutsche Bank Securities, Inc.; Lehman Brothers




On October 18, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 1,095,000 par value of bonds of Cricket Communications I 9.375% 11/1/2014 (Securities)for a Total purchase price of $1,095,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America Securities LLC; Deutsche Bank Securities, Inc.; CitiGroup; Goldman Sachs & Co.; Morgan Stanley



On October 25, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 1,470,000 par value of bonds of Michael Stores Inc 11.375 (Securities)for a Total purchase price of $1,470,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America Securities LLC; Deutsche Bank Securities, Inc.; Credit Suisse; JP Morgan




On October 26, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 1,765,000 par value of bonds of MetroPCS Wireless Inc. 9.25% (Securities)for a Total purchase price of $1,765,000 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America Securities LLC; Bear Stearns & Co. Inc.; Merrill Lynch



On November 1, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 1,765,000 par value of bonds of IDEARC Inc. 8.00% (Securities)for a Total purchase price of $3,015,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co Inc.; JP Morgan; Banc of America Securities LLC; Barclays Capital; CitiGroup; ABN Amro; Credit Suisse; Goldman Sachs & Co.; Greenwich Capital Markets Inc.; Lehman Brothers; Merrill Lynch Pierce Fenner & Smith; Mistsubishi UFJ Securities Internat; Morgan Stanley; RBC Capital Markets; UBS Securities; Wachovia Securities Inc.





On November 9, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 3,110,000 par value of bonds of HCA Inc. 9.25% (Securities)for a Total purchase price of $3,110,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Inc.; JP Morgan;
Banc of America Securities LLC; Barclays Capital; CitiGroup;
ABN Amro; Goldman Sachs & Co.; Greenwich Capital Markets Inc.;
L Merrill Lynch; Deutsche Bank Securities Inc.; JP Morgan; Merrill Lynch; Wachovia Securities; BNP Paribas; Calyon New York; GE Capital Markets Inc.;
HVB Capital Markets Inc./New York; ING Financial Markets; Mizuho International
PLC



On November 9, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 1,545,000 par value of bonds of HCA Inc. 9.625% (Securities)for a Total purchase price of $1,555,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Inc.; JP Morgan;
Banc of America Securities LLC; Barclays Capital; CitiGroup;
ABN Amro; Goldman Sachs & Co.; Greenwich Capital Markets Inc.;
L Merrill Lynch; Deutsche Bank Securities Inc.; JP Morgan; Merrill Lynch; Wachovia Securities; BNP Paribas; Calyon New York; GE Capital Markets Inc.;
HVB Capital Markets Inc./New York; ING Financial Markets; Mizuho International
PLC


On November 9, 2006 Columbia High Yield Opprotunity Fund (Fund) purchased 3,110,000 par value of bonds of HCA Inc. 9.25% (Securities)for a Total purchase price of $3,110,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Inc.; JP Morgan;
Banc of America Securities LLC; Barclays Capital; CitiGroup;
ABN Amro; Goldman Sachs & Co.; Greenwich Capital Markets Inc.;
L Merrill Lynch; Deutsche Bank Securities Inc.; JP Morgan; Merrill Lynch; Wachovia Securities; BNP Paribas; Calyon New York; GE Capital Markets Inc.;
HVB Capital Markets Inc./New York; ING Financial Markets; Mizuho International
PLC



On November 9, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 1,545,000 par value of bonds of HCA Inc. 9.625% (Securities)for a Total purchase price of $1,555,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Inc.; JP Morgan;
Banc of America Securities LLC; Barclays Capital; CitiGroup;
ABN Amro; Goldman Sachs & Co.; Greenwich Capital Markets Inc.;
L Merrill Lynch; Deutsche Bank Securities Inc.; JP Morgan; Merrill Lynch; Wachovia Securities; BNP Paribas; Calyon New York; GE Capital Markets Inc.;
HVB Capital Markets Inc./New York; ING Financial Markets; Mizuho International
PLC


On November 30, 2006 Columbia High Yield Opportunity Fund (Fund) purchased 580,000 par value of bonds of United Auto Group (Securities)for a Total purchase price of $580,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Inc.; JP Morgan;
Banc of America Securities LLC; Merrill Lynch; Wachovia Securities




COLUMBIA STRATEGIC INCOME FUND


On July 26, 2006 Columbia Strategic Income Fund (Fund) purchased
445,000 par value of bonds of Verso Paper 9.125% 08/01/14 (Securities) for a Total purchase price of $445,000 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Lehman Brothers; ABN Amro; Banc of America Securities LLC; CitiGroup; Fifth Third Securities Inc.


On July 26, 2006 Columbia Strategic Income Fund  (Fund) purchased
295,000 par value of bonds of Verso Paper Holdings LLC FRN (Securities) for a Total purchase price of $295,000 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse; Lehman Brothers; ABN Amro; Banc of America Securities LLC; CitiGroup; Fifth Third Securities Inc.


On August 1, 2006 Columbia Strategic Income Fund (Fund) purchased
1,115,000 par value of bonds of Ashtead Capital 9.00% 8/15/16 (Securities) for a Total purchase price of $1,115,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Deutsche Bank Securities, Inc.; UBS Securities LLC; Bank of America Securities LLC


On August 10, 2006 Columbia Strategic Income Fund  (Fund) purchased
1,170,000 par value of bonds of Constellation Brands 7.25% 9/1/16 (Securities) for a Total purchase price of $1,158,534 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Citgroup; JP Morgan; Scotia Capital Inc.




On September 15, 2006 Columbia Strategic Income Fund (Fund) purchased 1,455,000 par value of notes of Lyondell Chemical 8.00% 9/15/14 (Securities) for a Total purchase price of $1,455,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.


On September 15, 2006 Columbia Strategic Income Fund (Fund) purchased 1,025,000 par value of notes of Lyondell Chemical 8.25% 9/15/16 (Securities) for a Total purchase price of $1,025,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Morgan Stanley; BNY Capital Markets; Deutsche Bank Securities Inc.; HVB Capital Markets Inc./New York; Natexis Belichroeder Inc.; Scotia Capital Inc.; Societe Generale; UBS Securities LLC; Wachovia Securities, Inc.



On September 27, 2006 Columbia Strategic Income Fund (Fund) purchased
290,000 par value of bonds of Service Corp 7.375% 10/01/14 (Securities) for a Total purchase price of $290,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; Morgan Keegan & Co.; Raymond James & Associates Inc.




On September 27, 2006 Columbia Strategic Income Fund (Fund) purchased
215,000 par value of bonds of Service Corp 7.625% 10/01/18 (Securities) for a Total purchase price of $215,000 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; Morgan Keegan & Co.; Raymond James & Associates Inc.



On October 5, 2006 Columbia Strategic Income Fund (Fund) purchased 1,060,000 par value of bonds of Peabody Energy Corp 7.375% 11/01/2016 (Securities) for a Total purchase price of $1,060,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Morgan Stanley; ABN Amro; Banc of America Securities LLC; BMO Capital Markets; BNP Paribas Securities Corp; Calyon Securities USA Inc.; Citigroup; Credit Suisse; Greenwich Capital Markets; HSBC Securities; PNC Capital Corp; Wells Fargo Securities



On October 5, 2006 Columbia Strategic Income Fund (Fund) purchased
2,240,000 par value of bonds of NXP BV 9.5% 10/15/2015 (Securities) for a Total purchase price of $2,240,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank;
Merrill Lynch International Ltd; Morgan Stanley & Co. International; ABN Amro; Bank of America; HSBC Bank PLC; Mizuho International PLC; BNP Paribas Group; Rabobank International



On October 16, 2006 Columbia Strategic Income Fund (Fund) purchased
645,000 par value of bonds of West Corp 11.00% 10/15/2016 (Securities) for a Total purchase price of $645,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America Securities LLC; Deutsche Bank Securities, Inc.; Lehman Brothers



On October 18, 2006 Columbia Strategic Income (Fund) purchased
1,585,000 par value of bonds of Cricket Communications I 9.375% 11/1/2014 (Securities)for a Total purchase price of $1,585,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America Securities LLC; Deutsche Bank Securities, Inc.; CitiGroup; Goldman Sachs & Co.; Morgan Stanley



On October 25, 2006 Columbia Strategic Income (Fund) purchased
1,925,000 par value of bonds of Michael Stores Inc 11.375 (Securities)for a Total purchase price of $1,925,000 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America Securities LLC; Deutsche Bank Securities, Inc.; Credit Suisse; JP Morgan



On October 26, 2006 Columbia Strategic Income (Fund) purchased
2,310,000 par value of bonds of MetroPCS Wireless Inc. 9.25% (Securities)for a Total purchase price of $2,310,000 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bank of America Securities LLC; Bear Stearns & Co. Inc.; Merrill Lynch


On November 1, 2006 Columbia Strategic Income Fund (Fund) purchased
4,390,000 par value of bonds of IDEARC Inc. 8.00% (Securities)for a Total purchase price of $4,390,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear Stearns & Co Inc.; JP Morgan; Banc of America Securities LLC; Barclays Capital; CitiGroup; ABN Amro; Credit Suisse; Goldman Sachs & Co.; Greenwich Capital Markets Inc.; Lehman Brothers; Merrill Lynch Pierce Fenner & Smith; Mistsubishi UFJ Securities Internat; Morgan Stanley; RBC Capital Markets; UBS Securities; Wachovia Securities Inc.


On November 9, 2006 Columbia Strategic Income Fund (Fund) purchased
4,525,000 par value of bonds of HCA Inc. 9.25% (Securities)for a Total purchase price of $4,525,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Inc.; JP Morgan;
Banc of America Securities LLC; Barclays Capital; CitiGroup;
ABN Amro; Goldman Sachs & Co.; Greenwich Capital Markets Inc.;
L Merrill Lynch; Deutsche Bank Securities Inc.; JP Morgan; Merrill Lynch; Wachovia Securities; BNP Paribas; Calyon New York; GE Capital Markets Inc.;
HVB Capital Markets Inc./New York; ING Financial Markets; Mizuho International
PLC



On November 9, 2006 Columbia Strategic Income Fund (Fund) purchased
2,240,000 par value of bonds of HCA Inc. 9.625% (Securities)for a Total purchase price of $2,260,000 from CitiGroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Inc.; JP Morgan;
Banc of America Securities LLC; Barclays Capital; CitiGroup;
ABN Amro; Goldman Sachs & Co.; Greenwich Capital Markets Inc.;
L Merrill Lynch; Deutsche Bank Securities Inc.; JP Morgan; Merrill Lynch; Wachovia Securities; BNP Paribas; Calyon New York; GE Capital Markets Inc.;
HVB Capital Markets Inc./New York; ING Financial Markets; Mizuho International
PLC



On November 30, 2006 Columbia Strategic Income Fund (Fund) purchased
765,000 par value of bonds of United Auto Group (Securities)for a Total purchase price of $765,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Inc.; JP Morgan;
Banc of America Securities LLC; Merrill Lynch; Wachovia Securities




77Q1 Exhibits
Management Agreements herein incorporated by reference to Accession Numbers 0000773757-06-000196 and 0000950135-05-005435.